UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2016

NovoCure Limited

(Exact name of registrant as specified in its charter)

Jersey	001-37565	98-1057807
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

Le Masurier House

La Rue Le Masurier

St. Helier, Jersey JE2 4YE

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: +44 (0)15 3475 6700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. to Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 7, 2016, William Doyle, the executive chairman of NovoCure Limited (the “Company”), will provide a business update at the Wells Fargo 2016 Healthcare Conference, scheduled for 2:55 pm Eastern.  Mr. Doyle will announce that more than 900 active patients are on treatment with Optune. The audio replay and presentation materials will be available via the Company’s website for at least 14 days following the presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovoCure Limited

(Registrant)

Date: September 7, 2016

By:	/s/ Wilhelmus Groenhuysen
Name: Wilhelmus Groenhuysen
Title: Chief Financial Officer